Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Collections and Distribution
15-Jul-02


Collection Period                                                                          June 2, 2002         to      July 1, 2002
Determination Date                                                                         July 10, 2002
Distribution Date                                                                          July 15, 2002

Available Amounts

                Scheduled Payments plus Payaheads, net of Excluded Amounts                                      3,507,066.53
                Prepayment Amounts                                                                                 45,615.69
                Recoveries                                                                                        119,657.97
                Investment Earnings on Collection Account and Reserve Fund                                          4,568.74
                Late Charges                                                                                          606.70
                Servicer Advances                                                                                 102,103.02
                                                                                                                ------------

                Total Available Amounts                                                                         3,779,618.65
                                                                                                                ------------


Payments on Distribution Date

(A)**    Trustee Fees (only applicable pursuant to an Event of Default)                                          0.00

(A)      Unreimbursed Servicer Advances to the Servicer                                                          0.00

(B)      Monthly Servicing Fee, if Heller Financial, Inc. is not the Servicer                                    0.00

(C)      Interest due to Class A-1 Notes                                                                         0.00
(D)      Interest due to Class A-2 Notes                                                                         0.00
(E)      Interest due to Class A-3 Notes                                                                   119,391.74
(F)      Interest due to Class A-4 Notes                                                                   380,594.75
(G)      Interest due to Class B Notes                                                                      16,564.72
(H)      Interest due to Class C Notes                                                                      16,901.80
(I)      Interest due to Class D Notes                                                                      28,545.26
(J)      Interest due to Class E Notes                                                                      18,356.02

(K)      Class A-1 Principal Payment Amount                                                                      0.00

(L)      Class A-2 Principal Payment Amount                                                                      0.00

(M)      Class A-3 Principal Payment Amount                                                              3,235,367.67

(N)      Class A-4 Principal Payment Amount                                                                      0.00

(O)      Class B Principal Payment Amount                                                                        0.00

(P)      Class C Principal Payment Amount                                                                        0.00

(Q)      Class D Principal Payment Amount                                                                        0.00

(R)      Class E Principal Payment Amount                                                                        0.00

(S)      Additional Principal to Class A-1 Notes                                                                 0.00

(T)      Additional Principal to Class A-2 Notes                                                                 0.00

(U)      Additional Principal to Class A-3 Notes                                                                 0.00

(V)      Additional Principal to Class A-4 Notes                                                                 0.00

(W)      Additional Principal to Class B Notes                                                                   0.00

(X)      Additional Principal to Class C Notes                                                                   0.00

(Y)      Additional Principal to Class D Notes                                                                   0.00

(Z)      Additional Principal to Class E Notes                                                                   0.00

(AA)     Monthly Servicing Fee, if Heller Financial, Inc. is the Servicer                                        0.00
(AB)     Deposit to the Reserve Fund                                                                       (36,103.31)
(AC)     Excess to Certificateholder                                                                             0.00
                                                                                                         ------------

         Total distributions to Noteholders and Certificateholders                                       3,779,618.65
         ----------------------------------------------------------------------                          ------------



                                       Page 1of 8

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Schedules


Trustee Fees, in Event of Default only

        Trustee fees due on Distribution Date                                                                               0.00

Unreimbursed Servicer Advances

        Unreimbursed Servicer Advances                                                                                      0.00

Monthly Servicing Fee Schedule, if Servicing has been transferred

 (i)   Servicing Fee Percentage                                                                                             0.40%
 (ii)  ADCB of Contract Pool as of the 1st day of the Collection Period                                            91,609,960.36
 (iii) Servicing Fee  ( ( (i) / 12 ) x  (ii) )                                                                              0.00
 (iv)  Servicing Fee accrued but not paid in prior periods                                                                  0.00
       Total Servicing Fee due and accrued ( (iii) + (iv) )                                                                 0.00
       Servicing Fee carried forward                                                                                        0.00
       Monthly Servicing Fee distributed                                                                                    0.00

Class A-1 Interest Schedule

       Opening Class A-1 principal balance                                                                                     -
       Class A-1 Interest Rate                                                                                           6.12905%
       Number of days in Accrual Period                                                                                       30
       Current Class A-1 interest due                                                                                       0.00
       Class A-1 interest accrued but not paid in prior periods                                                             0.00
       Total Class A-1 interest due                                                                                         0.00
       Class A-1 interest carried forward                                                                                   0.00

       Class A-1 interest distribution                                                                                      0.00


Class A-2 Interest Schedule

       Opening Class A-2 principal balance                                                                                     -
       Class A-2 Interest Rate                                                                                              6.50%
       Current Class A-2 interest due                                                                                       0.00
       Class A-2 interest accrued but not paid in prior periods                                                             0.00
       Total Class A-2 interest due                                                                                         0.00
       Class A-2 interest carried forward                                                                                   0.00
       Class A-2 interest distribution                                                                                      0.00


Class A-3 Interest Schedule

       Opening Class A-3 principal balance                                                                         21,544,374.16
       Class A-3 Interest Rate                                                                                           6.65000%
       Current Class A-3 interest due                                                                                 119,391.74
       Class A-3 interest accrued but not paid in prior periods                                                             0.00
       Total Class A-3 interest due                                                                                   119,391.74
       Class A-3 interest carried forward                                                                                   0.00
       Class A-3 interest distribution                                                                                119,391.74


Class A-4 Interest Schedule

       Opening Class A-4 principal balance                                                                         67,262,695.00
       Class A-4 Interest Rate                                                                                           6.79000%
       Current Class A-4 interest due                                                                                 380,594.75
       Class A-4 interest accrued but not paid in prior periods                                                             0.00
       Total Class A-4 interest due                                                                                   380,594.75
       Class A-4 interest carried forward                                                                                   0.00
       Class A-4 interest distribution                                                                                380,594.75


Class B Interest Schedule

       Opening Class B principal balance                                                                            2,889,195.95
       Class B Interest Rate                                                                                             6.88000%
       Current Class B interest due                                                                                    16,564.72
       Class B interest accrued but not paid in prior periods                                                               0.00
       Total Class B interest due                                                                                      16,564.72
       Class B interest carried forward                                                                                        -

       Class B interest distribution                                                                                   16,564.72


Class C Interest Schedule

       Opening Class C principal balance                                                                    2,889,195.95
       Class C Interest Rate                                                                                     7.02000%
       Current Class C interest due                                                                            16,901.80
       Class C interest accrued but not paid in prior periods                                                       0.00
       Total Class C interest due                                                                              16,901.80
       Class C interest carried forward                                                                                -

       Class C interest distribution                                                                           16,901.80

Class D Interest Schedule

       Opening Class D principal balance                                                                    4,622,713.40
       Class D  Interest Rate                                                                                    7.41000%
       Current Class D interest due                                                                            28,545.26
       Class D interest accrued but not paid in prior periods                                                       0.00
       Total Class D interest due                                                                              28,545.26
       Class D interest carried forward                                                                             0.00

       Class D interest distribution                                                                           28,545.26

Class E Interest Schedule

       Opening Class E principal balance                                                                    2,311,356.38
       Class E  Interest Rate                                                                                    9.53000%
       Current Class E interest due                                                                            18,356.02
       Class E interest accrued but not paid in prior periods                                                          -
       Total Class E interest due                                                                              18,356.02
       Class E interest carried forward                                                                                -

       Class E interest distribution                                                                           18,356.02

Class A-1 Principal Schedule

       Class A-1 Maturity Date                                                                           January 6, 2001
 (i)   Opening Class A-1 principal balance                                                                             -
 (ii)  Aggregate outstanding principal of Notes plus Overcollateralization Balance                        101,519,530.84
 (iii) ADCB as of last day of the Collection Period                                                        87,226,864.70
       Monthly Principal Amount ( (ii) - (iii) )                                                           14,292,666.14
 (iv)  Class A-1 Principal Payment Amount                                                                              -
       Class A-1 Principal Payment Amount due (lesser of (i) or (iv))                                                  -
       Class A-1 Principal Payment Amount distribution                                                                 -
       Principal carryforward Class A-1                                                                             0.00

       Class A-1 Principal Balance after current distribution                                                       0.00

Class A Principal Payment Amount

 (i)   Aggregate opening Class A-1 A-2, A-3 and A-4 Outstanding Principal Amount                           88,807,069.16
 (ii)  Class A Target Investor Principal Amount (94.0% * ending ADCB)                                      81,993,252.82
       Class A Principal Payment Amount                                                                     6,813,816.34
       Funds available for distribution                                                                     3,235,367.67

Class A-2 Principal Schedule

       Opening Class A-2 principal balance                                                                             -
       Class A-2  Principal Payment Amount                                                                             -
       Class A-2 Principal Payment Amount distribution                                                              0.00
       Principal carryforward Class A-2                                                                                -

       Class A-2 principal balance after current distribution                                                          -


Class A-3 Principal Schedule

       Opening Class A-3 principal balance                                                            21,544,374.16
       Class A-3 Principal Payment Amount                                                              6,813,816.34
       Class A-3 Principal Payment Amount distribution                                                 3,235,367.67
       Principal carryforward Class A-3                                                               (3,578,448.67)

       Class A-3 principal balance after current distribution                                         18,309,006.49

Class A-4 Principal Schedule

       Opening Class A-4 principal balance                                                            67,262,695.00
       Class A-4 Principal Payment Amount                                                                         -
       Class A-4 Principal Payment Amount distribution                                                         0.00
       Principal carryforward Class A-4                                                                           -

       Class A-4 principal balance after current distribution                                         67,262,695.00

Class B Principal Schedule

       Opening Class B principal balance                                                               2,889,195.95
       Class B Target Investor Principal Amount (1.25% * ending ADCB)                                  1,090,335.81
       Class B Floor                                                                                   8,069,517.20
       Class B Principal Payment Amount due                                                                    0.00
       Class B Principal Payment Amount distribution                                                           0.00
       Principal carryforward Class B                                                                          0.00

       Class B principal balance after current distribution                                            2,889,195.95

Class C Principal Schedule

       Opening Class C principal balance                                                               2,889,195.95
       Class C Target Investor Principal Amount (1.25% * ending ADCB)                                  1,090,335.81
       Class C Floor                                                                                   2,889,195.95
       Class C Principal Payment Amount due                                                                    0.00
       Class C Principal Payment Amount distribution                                                           0.00
       Principal carryforward Class C                                                                          0.00

       Class C principal balance after current distribution                                            2,889,195.95

Class D Principal Schedule

       Opening Class D principal balance                                                               4,622,713.40
       Class D Target Investor Principal Amount (2.00% * ending ADCB)                                  1,744,537.29
       Class D Floor                                                                                   4,622,713.40
       Class D Principal Payment Amount due                                                                    0.00
       Class D Principal Payment Amount distribution                                                           0.00
       Principal carryforward Class D                                                                          0.00

       Class D principal balance after current distribution                                            4,622,713.40

Class E Principal Schedule

       Opening Class E principal balance                                                               2,311,356.38
       Class E Target Investor Principal Amount (1.00% * ending ADCB)                                    872,268.65
       Class E Floor                                                                                   2,311,356.38
       Class E Principal Payment Amount due                                                                    0.00
       Class E Principal Payment Amount distribution                                                           0.00
       Principal carryforward Class E                                                                          0.00

       Class E principal balance after current distribution                                            2,311,356.38


Additional Principal Schedule

          Floors applicable (Yes/No)                                                                                          Yes
          Monthly Principal Amount                                                                                  14,292,666.14
          Sum of Principal Payments payable on all classes                                                           6,813,816.34
          Additional Principal  payable                                                                              7,478,849.80
          Additional Principal available, if payable                                                                         0.00

          Class A-1 Additional Principal allocation                                                                          0.00
          Class A-1 principal balance after current distribution                                                             0.00

          Class A-2 Additional Principal allocation                                                                          0.00
          Class A-2 principal balance after current distribution                                                             0.00

          Class A-3 Additional Principal allocation                                                                          0.00
          Class A-3 principal balance after current distribution                                                    18,309,006.49

          Class A-4 Additional Principal allocation                                                                          0.00
          Class A-4 principal balance after current distribution                                                    67,262,695.00

          Class B Additional Principal allocation                                                                            0.00
          Class B principal balance after current distribution                                                       2,889,195.95

          Class C Additional Principal allocation                                                                            0.00
          Class C principal balance after current distribution                                                       2,889,195.95

          Class D Additional Principal allocation                                                                            0.00
          Class D principal balance after current distribution                                                       4,622,713.40

          Class E Additional Principal allocation                                                                            0.00
          Class E principal balance after current distribution                                                       2,311,356.38

Monthly Servicing Fee Schedule, if Heller Financial, Inc. is the Servicer

  (i)     Servicing Fee Percentage                                                                                          0.40%
  (ii)    ADCB of Contract Pool as of the 1st day of the Collection Period                                          91,278,038.38
  (iii)   Servicing Fee due ( ( (i) / 12 ) *  (ii) )                                                                    30,426.01
  (iv)    Servicing Fee accrued but not paid in prior periods                                                          881,949.78
          Total Servicing Fee due and accrued ( (iii) + (iv) )                                                         912,375.79
          Servicing Fee carried forward                                                                                912,375.79

          Monthly Servicing Fee distributed                                                                                  0.00

Reserve Fund Schedule

          Initial ADCB                                                                                             365,558,126.61
          10% of Initial ADCB                                                                                       36,555,812.66
          ADCB of Contract Pool as of the 1st day of the Collection Period                                          91,609,960.36
          Aggregate Principal Amounts as of last day of preceeding Collection Period                               101,519,530.84

          ADCB as of the end of the Collection Period                                                               87,226,864.70
          Required Reserve Amount (Beginning Aggregate Principal Amount * 0.70%)                                       710,636.72
          Prior month Reserve Fund balance                                                                             746,740.03
          Deposit to Reserve Fund - excess funds                                                                             0.00
          Interim Reserve Fund Balance                                                                                 746,740.03
          Current period draw on Reserve Fund for Reserve Interest Payments                                                  0.00
          Current period draw on Reserve Fund for Reserve Principal Payments                                            36,103.31
          Excess to Certificateholder                                                                                        0.00
          Ending Reserve Fund balance                                                                                  710,636.72

          Reserve Fund balance as a percentage of aggregate note balances as of the first day
           of the Collection Period                                                                                          0.70%
          Investment Earnings on Reserve Account                                                                         1,019.60

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Note Factors


          Class A-1
          Class A-1 principal balance                                                                               0.00
          Initial Class A-1 principal balance                                                              93,400,101.00

          Note factor                                                                                        0.000000000

          Class A-2
          Class A-2 principal balance                                                                               0.00
          Initial Class A-2 principal balance                                                              77,498,323.00

          Note factor                                                                                        0.000000000

          Class A-3
          Class A-3 principal balance                                                                      18,309,006.49
          Initial Class A-3 principal balance                                                             105,463,520.00

          Note factor                                                                                        0.173605115

          Class A-4
          Class A-4 principal balance                                                                      67,262,695.00
          Initial Class A-4 principal balance                                                              67,262,695.00

          Note factor                                                                                       1.000000000

          Class B
          Class B principal balance                                                                        2,889,195.95
          initial Class B principal balance                                                                4,569,477.00

          Note factor                                                                                       0.632281539

          Class C
          Class C principal balance                                                                        2,889,195.95
          Initial Class C principal balance                                                                4,569,477.00

          Note factor                                                                                       0.632281539

          Class D
          Class D principal balance                                                                        4,622,713.40
          Initial Class D principal balance                                                                7,311,163.00

          Note factor                                                                                       0.632281540

          Class E
          Class E principal balance                                                                        2,311,356.38
          Initial Class E principal balance                                                                3,655,581.00

          Note factor                                                                                       0.632281539

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Additional Schedules and Limitations



Cumulative Loss Amount Schedule

   (i)    Outstanding Principal Amount of the Notes as of the preceding
           Distribution Date                                                           101,519,530.84
   (ii)   Overcollateralization Balance as of the preceding Distribution Date                    0.00
  (iii)   Monthly Principal Amount                                                      14,292,666.14
   (iv)   Available Amounts remaining after the payment of interest                      3,199,264.36
   (v)    ADCB as of the end of the Collection Period                                   87,226,864.70
          Cumulative Loss Amount                                                        11,093,401.78


Class B Floor Calculation

 Class B Floor percentage                                                                        1.86%
 Initial ADCB                                                                          365,558,126.61
 Cumulative Loss Amount for current period                                              11,093,401.78
 Sum of Outstanding Principal Amount of Class C Notes, Class D, Class E Notes
  and Overcollateralization Balance                                                      9,823,265.73
 Class B Floor                                                                           8,069,517.20


Class C Floor Calculation

 Class C Floor percentage                                                                         1.47%
 Initial ADCB                                                                           365,558,126.61
 Cumulative Loss Amount for current period                                               11,093,401.78
 Sum of Outstanding Principal Amount of Class D Notes and Overcollateralization
  Balance                                                                                 6,934,069.78
 Class C Floor                                                                            2,889,195.95


Class D Floor Calculation

 Class D Floor percentage                                                                          1.09%
 Initial ADCB                                                                            365,558,126.61
 Cumulative Loss Amount for current period                                                11,093,401.78
 Overcollateralization Balance                                                             2,311,356.38
 Class D Floor                                                                             4,622,713.40


Class E Floor Calculation

 Class E Floor percentage                                                                          4.65%
 Initial ADCB                                                                            365,558,126.61
 Cumulative Loss Amount for current period                                                11,093,401.78
 Overcollateralization Balance                                                                     0.00
 Class E Floor                                                                             2,311,356.38


Heller Financial, Inc. is the Servicer (Yes/No)                                                     Yes

An Event of Default has occurred  (Yes/No)                                                           No



10% Substitution Limit Calculation

 ADCB as of the Cut-off Date:                                                            365,558,126.61

 Cumulative DCB of Substitute Contracts replacing materially modified contracts            2,337,681.79
 Percentage of Substitute Contracts replacing materially modified contracts                        0.64%

 Percentage of Substitute Contracts replacing modified contracts exceeds 10%
  (Yes/No)                                                                                           No


5% Skipped Payment Limit Calculation

 The percent of contracts with Skipped Payment modifications                                       0.72%
 The DCB of Skipped Payment modifications exceeds 5% of the initial ADCB
  (Yes/No)                                                                                           No
 Any Skipped Payments have been deferred later than January 1, 2006                                  No

Heller Equipment Asset Receivables Trust 1999-2
--------------------------------------------------------------------------------
Heller Financial, Inc.
Monthly Report - Pool Data



Pool Data

ADCB as of the first day of the Collection Period                                        91,278,038.38
                 Principal collections                                                   (2,904,389.91)
                 Prepayment Amounts                                                         (45,346.82)
                 Defaulted  Contracts                                                    (1,052,805.29)
                 Payaheads                                                                  (48,631.66)
                 Substitutions and Repurchases                                                       -
ADCB as of the last day of the Collection Period                                         87,226,864.70

DCB as of the first day of the Collection Period of Contracts that became
 Defaulted Contracts                                                                      1,052,805.29
Number of Contracts that became Defaulted Contracts during the period                                5
Defaulted Contracts as a percentage of ADCB (annualized)                                         14.48%

DCB of Contracts as of the last day of the Collection Period that became Prepaid
 Contracts                                                                                   45,346.82
Number of Prepaid Contracts as of the last day of the Collection Period                              1

DCB of Contracts as of the last day of the Collection Period that was added as
Substitute Contracts                                                                                 0
Number of Substitute Contracts as of the last day of the Collection Period                           0

DCB of Contracts as of the last day of the Collection Period that became
 Warranty Contracts                                                                               0.00
Number of Warranty Contracts as of the last day of the Collection Period                             0

Recoveries collected relating to Defaulted Contracts as of the last day of the
 Collection Period                                                                          119,657.97




Delinquencies and Losses                            Dollars             Percent
------------------------                            -------             -------
     Current                                      81,341,410.87          93.25%
     31-60 days past due                           1,683,060.34           1.93%
     61-90 days past due                           1,939,264.18           2.22%
     Over 90 days past due                         2,263,129.31           2.59%
     Total                                        87,226,864.70         100.00%

     31+ days past due                             5,885,453.83           6.75%

 (i) Cumulative ADCB of Defaulted Contracts  (cumulative gross losses to date)           25,400,117.19
(ii) Cumulative Recoveries realized on Defaulted Contracts                                9,898,861.90
     Cumulative net losses to date  ((i) - (ii))                                         15,501,255.29
     Cumulative net losses as a percentage of the initial ADCB                                    4.24%
